SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2004

NTL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	File No. 000-22616	52-1822078
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (212) 906-8440

Item 7 .   Financial Statements and Exhibits.

99.1 Press Release, dated August 4, 2004.

99.2 Presentation, dated August 4, 2004.

Item 12.  Results of Operations and Financial Conditions.

On August 4, 2004, NTL Incorporated issued a press release announcing results for the three months ended June 30, 2004 and made a presentation regarding such results.  A copy of the press release is attached as Exhibit 99.1 hereto and a copy of the presentation is attached as Exhibit 99.2 hereto.  The attached exhibits are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTL INCORPORATED

Dated: August 4, 2004	By:	/s/ Scott E. Schubert

Name: Scott E. Schubert
Title: Chief Financial Officer